UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2008

ABRAXIS BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33657	30-0431735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11755 Wilshire Boulevard, Suite 2000

Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 883-1300

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On June 13, 2008, Abraxis BioScience, Inc. (the “Company”) issued a press release stating that it intended to appeal the jury ruling in the U.S. District Court for the District of Delaware that the Company had infringed upon a patent owned by Elan and the jury award of $55 million in damages for sales of Abraxane® to date. A copy of the press release is furnished (but not filed) with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of the Company, dated June 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXIS BIOSCIENCE, INC.

By:	/s/ Patrick Soon-Shiong
Patrick Soon-Shiong President and Chief Executive Officer Date: June 16, 2008